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                                                                EXHIBIT 23.2



                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby conscent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 1997, appearing on page 21 of USCS International, Inc.'s Annual Report on Form 10-K.





                                  /s/ Price Waterhouse LLP
                                  ------------------------------
                                  Price Warehouse LLP
                                  Sacramento, California
                                  August 29, 1997